Exhibit 99.2

I N T E G R I T Y

F I N A N C I A L S T R E N G T H

O P E R A T I O N A L E X C E L L E N C E

F i n a n c i a l S u p p l e m e n t

September 30 , 2 0 0 8

For more information contact:

Jim Brannen
Chief Financial Officer
Jim.Brannen@FBLFinancial.com
TEL: 515.225.5631

Don Seibel
Vice President - Finance
Don.Seibel@FBLFinancial.com
TEL: 515.226.6399

Kathleen Till Stange
Investor Relations Vice President
Kathleen.TillStange@FBLFinancial.com	NYSE: FFG
TEL: 515.226.6780	www.fblfinancial.com

FBL Financial Group, Inc. Financial Supplement (Unaudited) September 30, 2008 Table of Contents/Notes

Consolidated Financial Statements:
Consolidated Balance Sheets	2
Consolidated Statements of Income	4
Consolidated Statements of Operating Income (Loss), last five quarters	5
Financial Information by Segment:
Segment Information	6
Consolidating Statements of Pre-tax Operating Income (Loss)	7
Statements of Pre-tax Operating Income (Loss), last five quarters:
Traditional Annuity - Exclusive Distribution Segment	8
Traditional Annuity - Independent Distribution Segment	9
Traditional and Universal Life Insurance Segment	10
Variable Segment	11
Corporate and Other Segment	12
Deferred Policy Acquisition Costs by Segment	13
Collected Premiums, last five quarters	14
Other Information	15

NOTE 1: In addition to net income, FBL Financial Group has consistently utilized operating income, a non-GAAP financial measure commonly used in the life insurance industry, as a primary economic measure to evaluate its financial performance. Operating income for the periods presented equals net income adjusted to eliminate the impact of:

• realized and unrealized gains and losses on investments; • changes in net unrealized gains and losses on derivatives; • the cumulative effect of changes in accounting principles.

We use operating income, in addition to net income, to measure our performance since realized and unrealized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter.  Also, the cumulative effect of changes in accounting principles and discontinued operations are nonrecurring items.  These fluctuations make it difficult to analyze core operating trends.  In addition, for derivatives not designated as hedges, there is a mismatch between the valuation of the asset and liability when deriving net income.  Specifically, call options relating to our index business are one or two-year assets while the embedded derivative in the index contracts represents the rights of the contract holder to receive index credits over the entire period the index annuities are expected to be in force.  For our other embedded derivatives in the product segments and interest rate swaps backing our annuity liabilities, the embedded derivatives are marked to market, but the associated insurance liabilities are not marked to market.  A view of our operating performance without the impact of these mismatches and nonrecurring items enhances the analysis of our results.  We use operating income for goal setting, determining company-wide bonuses and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 2: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc. Consolidated Balance Sheets (Unaudited) (Dollars in thousands)

	September 30,	December 31,
	2008	2007
Assets
Investments:
Fixed maturities - available for sale, at market (amortized cost:
2008 - $10,606,564; 2007 - $9,662,986)	$9,637,147	$9,522,592
Equity securities - available for sale, at market (cost: 2008 - $11,288;
2007 - $22,410)	11,263	23,633
Mortgage loans on real estate	1,316,905	1,221,573
Derivative instruments	17,342	43,918
Investment real estate, less allowances for depreciation of $0
in 2008 and 2007	2,559	2,559
Policy loans	181,187	179,490
Other long-term investments	1,300	1,300
Short-term investments	90,094	72,005
Total investments	11,257,797	11,067,070

Cash and cash equivalents	87,248	84,015
Securities and indebtedness of related parties	19,117	19,957
Accrued investment income	145,114	118,827
Amounts receivable from affiliates	10,241	10,831
Reinsurance recoverable	105,613	123,659
Deferred policy acquisition costs	1,268,432	991,155
Deferred sales inducements	399,180	321,263
Value of insurance in force acquired	55,319	41,215
Property and equipment, less allowances for depreciation of $81,881
in 2008 and $75,365 in 2007	46,635	49,164
Current income tax recoverable	22,360	7,412
Deferred income tax benefit	146,954	-
Goodwill	11,170	11,170
Collateral held for securities lending and other transactions	69,227	186,925
Other assets	25,526	32,458
Assets held in separate accounts	718,501	862,738

Total assets	$14,388,434	$13,927,859

FBL Financial Group, Inc. Consolidated Balance Sheets (Continued) (Dollars in thousands)

	September 30,	December 31,
	2008	2007
Liabilities and stockholders' equity
Liabilities:
Policy liabilities and accruals:
Future policy benefits:
Interest sensitive and index products	$10,520,516	$9,557,073
Traditional life insurance and accident and health products	1,317,897	1,284,068
Unearned revenue reserve	32,366	28,448
Other policy claims and benefits	42,472	31,069
	11,913,251	10,900,658
Other policyholders' funds:
Supplementary contracts without life contingencies	497,580	439,441
Advance premiums and other deposits	171,496	158,245
Accrued dividends	9,922	11,208
	678,998	608,894

Amounts payable to affiliates	110	35
Short-term notes payable to affiliate	20,000	-
Long-term debt	330,986	316,930
Deferred income taxes	-	28,188
Collateral payable for securities lending and other transactions	70,311	202,594
Other liabilities	100,275	104,840
Liabilities related to separate accounts	718,501	862,738
Total liabilities	13,832,432	13,024,877

Minority interest in subsidiaries	122	91

Stockholders’ equity:
Preferred stock, without par value, at liquidation value – authorized
10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value – authorized 88,500,000 shares, issued and outstanding 28,980,603 shares in 2008 and
28,826,738 shares in 2007	106,006	101,221
Class B common stock, without par value – authorized 1,500,000 shares,
issued and outstanding 1,192,990 shares	7,519	7,525
Accumulated other comprehensive loss	(377,151)	(36,345)
Retained earnings	816,506	827,490
Total stockholders’ equity	555,880	902,891
Total liabilities and stockholders’ equity	$14,388,434	$13,927,859

FBL Financial Group, Inc. Consolidated Statements of Income (Unaudited) (Dollars in thousands, except per share data)

	Three months ended September 30,		Nine months ended September 30,
	2008	2007	2008	2007
Revenues:
Interest sensitive and index product charges	$32,931	$29,129	$93,837	$84,045
Traditional life insurance premiums	36,282	34,751	111,184	108,263
Net investment income	181,888	157,016	522,555	461,560
Derivative income (loss)	(40,951)	6,327	(171,532)	47,276
Realized/unrealized gains (losses) on investments	(27,156)	3,932	(130,524)	6,544
Other income	6,545	6,513	19,365	20,055
Total revenues	189,539	237,668	444,885	727,743
Benefits and expenses:
Interest sensitive and index product benefits	111,074	121,999	320,312	337,400
Change in value of index product embedded derivatives	(37,529)	10,195	(171,020)	6,427
Traditional life insurance benefits	23,353	21,595	73,207	69,676
Increase in traditional life future policy benefits	11,084	8,840	33,511	28,069
Distributions to participating policyholders	4,813	4,866	15,106	16,114
Underwriting, acquisition and insurance expenses	50,676	36,198	144,359	129,842
Interest expense	4,464	4,437	13,363	12,236
Other expenses	5,585	5,675	17,677	17,371
Total benefits and expenses	173,520	213,805	446,515	617,135
	16,019	23,863	(1,630)	110,608
Income taxes	(4,904)	(7,904)	2,634	(37,251)

Minority interest in loss (earnings) of subsidiaries	15	2	31	(3)
Equity income, net of related income taxes	86	538	44	1,102
Net income	11,216	16,499	1,079	74,456
Dividends on Series B preferred stock	(37)	(37)	(112)	(112)
Net income applicable to common stock	$11,179	$16,462	$967	$74,344

Earnings per common share	$0.37	$0.55	$0.03	$2.50

Earnings per common share – assuming dilution	$0.37	$0.54	$0.03	$2.46

Cash dividends per common share	$0.125	$0.120	$0.375	$0.360

FBL Financial Group, Inc. Consolidated Statements of Operating Income (Loss) (Dollars in thousands, except per share data)

	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008

Operating revenues:
Interest sensitive and index product charges	$29,129	$30,492	$29,206	$31,893	$32,908
Traditional life insurance premiums	34,751	36,419	36,133	38,769	36,282
Net investment income	157,016	166,471	168,494	172,173	181,888
Derivative income (loss)	28,257	8,937	(17,926)	(22,155)	(24,610)
Other income	6,513	6,484	5,865	6,955	6,545
Total operating revenues	255,666	248,803	221,772	227,635	233,013

Benefits and expenses:
Interest sensitive and index product benefits	128,428	118,064	99,147	100,766	106,454
Traditional life insurance	21,595	21,132	27,252	22,602	23,353
Increase in traditional life future policy benefits	8,840	9,613	11,390	11,037	11,084
Distributions to participating policyholders	4,866	5,306	5,270	5,023	4,813
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	3,455	3,398	3,401	3,348	3,100
Amortization of deferred policy acquisition costs	22,027	24,025	22,436	22,805	26,706
Amortization of value of insurance in force acquired	1,004	2,068	1,055	569	857
Other underwriting expenses	19,281	19,160	19,369	19,313	19,108
Total underwriting, acquisition and insurance expenses	45,767	48,651	46,261	46,035	49,771
Interest expense	4,437	4,430	4,451	4,448	4,464
Other expenses	5,675	6,389	5,955	6,137	5,585
Total benefits and expenses	219,608	213,585	199,726	196,048	205,524
	36,058	35,218	22,046	31,587	27,489
Income taxes	(12,172)	(10,807)	(7,104)	(10,307)	(8,918)
Minority interest in loss of subsidiaries	2	52	9	7	15
Equity income (loss), net of related income taxes	538	433	117	(159)	86
Dividends on Series B preferred stock	(37)	(37)	(38)	(37)	(37)

Operating income applicable to common stock	24,389	24,859	15,030	21,091	18,635

Realized/unrealized gains (losses) on investments, net of offsets	2,392	(213)	(12,165)	(42,642)	(12,726)
Change in net unrealized gains/losses on derivatives, net of offsets	(10,319)	(12,800)	3,535	4,939	5,270

Net income (loss) applicable to common stock	$16,462	$11,846	$6,400	$(16,612)	$11,179

Operating income per common share - assuming dilution	$0.81	$0.82	$0.50	$0.70	$0.62
Earnings (loss) per common share - assuming dilution	$0.54	$0.39	$0.21	$(0.56)	$0.37

Weighted average common shares outstanding, operating income basis (in thousands):
Basic	29,731	29,787	29,860	29,892	29,900
Effect of dilutive securities	551	626	348	210	151
Diluted	30,282	30,413	30,208	30,102	30,051

Weighted average common shares outstanding, net income basis (in thousands):
Basic	29,731	29,787	29,860	29,892	29,900
Effect of dilutive securities	551	626	348	-	151
Diluted	30,282	30,413	30,208	29,892	30,051

Operating return on equity, excluding AOCI - last twelve months	10.6%	10.6%	9.6%	9.2%	8.6%
Operating return on equity, including AOCI - last twelve months	10.6%	10.7%	10.1%	10.2%	10.2%

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding products that are aggregated into four product segments. The product segments are (1) Traditional Annuity - Exclusive Distribution ("Exclusive Annuity"), (2) Traditional Annuity - Independent Distribution ("Independent Annuity"), (3) Traditional and Universal Life Insurance and (4) Variable. We also have various support operations and corporate capital that are aggregated into the Corporate and Other segment.

The Exclusive Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies) sold through our exclusive agency distribution. Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. The Exclusive Annuity segment also includes index annuities. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Independent Annuity segment consists of fixed rate and index annuities and supplementary contracts (some of which involve life contingencies) sold through our independent distribution or assumed through coinsurance agreements.

The Traditional and Universal Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

- investments and related investment income not specifically allocated to our product segments;
- interest expense;
- accident and health insurance products, primarily a closed block of group policies;
- advisory services for the management of investments and other companies;
- marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
- leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income (loss). Accordingly, income taxes are not allocated to the segments. In addition, operating results are generally reported net of any transactions between the segments.

FBL Financial Group, Inc. Consolidating Statements of Pre-tax Operating Income (Loss)

Quarter Ended September 30, 2008	Traditional	Traditional	Traditional
	Annuity -	Annuity -	& Universal		Corporate
	Exclusive	Independent	Life Insurance	Variable	& Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive and index product charges	$190	$8,754	$12,229	$11,735	$-	$32,908
Traditional life insurance premiums	-	-	36,282	-	-	36,282
Net investment income	36,634	103,273	36,060	3,565	2,356	181,888
Derivative loss	(1,081)	(23,529)	-	-	-	(24,610)
Other income	23	-	(19)	486	6,055	6,545
Total operating revenues	35,766	88,498	84,552	15,786	8,411	233,013

Benefits and expenses:
Interest sensitive and index product benefits	23,904	58,522	17,185	6,843	-	106,454
Traditional life insurance benefits	-	-	23,353	-	-	23,353
Increase in traditional life future policy benefits	-	-	11,084	-	-	11,084
Distributions to participating policyholders	-	-	4,813	-	-	4,813
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	-	-	2,520	760	-	3,280
Amortization of deferred policy acquisition costs	3,624	15,695	4,378	3,009	-	26,706
Amortization of value of insurance in force acquired	292	-	565	-	-	857
Other underwriting expenses	2,081	3,742	7,014	5,508	583	18,928
Total underwriting, acquisition and insurance expenses	5,997	19,437	14,477	9,277	583	49,771
Interest expense	-	-	-	-	4,464	4,464
Other expenses	-	-	-	176	5,409	5,585
Total benefits and expenses	29,901	77,959	70,912	16,296	10,456	205,524
	5,865	10,539	13,640	(510)	(2,045)	27,489
Minority interest in loss of subsidiaries	-	-	-	-	15	15
Equity income, before tax	-	-	-	-	132	132
Pre-tax operating income (loss)	$5,865	$10,539	$13,640	$(510)	$(1,898)	$27,636

Quarter Ended September 30, 2007	Traditional	Traditional	Traditional
	Annuity -	Annuity -	& Universal		Corporate
	Exclusive	Independent	Life Insurance	Variable	& Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive and index product charges	$276	$5,133	$12,296	$11,424	$-	$29,129
Traditional life insurance premiums	-	-	34,751	-	-	34,751
Net investment income	35,664	78,337	35,326	3,330	4,359	157,016
Derivative income	1,056	27,201	-	-	-	28,257
Other income	-	-	-	573	5,940	6,513
Total operating revenues	36,996	110,671	82,373	15,327	10,299	255,666

Benefits and expenses:
Interest sensitive and index product benefits	24,613	84,715	14,877	4,223	-	128,428
Traditional life insurance benefits	-	-	21,595	-	-	21,595
Increase in traditional life future policy benefits	-	-	8,840	-	-	8,840
Distributions to participating policyholders	-	-	4,866	-	-	4,866
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	-	-	2,676	779	-	3,455
Amortization of deferred policy acquisition costs	3,179	12,191	6,042	615	-	22,027
Amortization of value of insurance in force acquired	343	-	661	-	-	1,004
Other underwriting expenses	2,196	2,986	7,702	5,140	1,257	19,281
Total underwriting, acquisition and insurance expenses	5,718	15,177	17,081	6,534	1,257	45,767
Interest expense	-	-	-	-	4,437	4,437
Other expenses	-	-	-	189	5,486	5,675
Total benefits and expenses	30,331	99,892	67,259	10,946	11,180	219,608
	6,665	10,779	15,114	4,381	(881)	36,058
Minority interest in earnings of subsidiaries	-	-	-	-	2	2
Equity income, before tax	-	-	-	-	828	828
Pre-tax operating income (loss)	$6,665	$10,779	$15,114	$4,381	$(51)	$36,888

FBL Financial Group, Inc. Statements of Pre-tax Operating Income Traditional Annuity - Exclusive Distribution Segment

	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008
Pre-tax Operating Income	(Dollars in thousands)

Operating revenues:
Interest sensitive and index product charges	$276	$259	$265	$201	$190
Net investment income	35,664	36,861	35,538	35,670	36,634
Derivative income (loss):
Proceeds from option settlements	48	165	73	-	-
Cost of money for call options	(99)	(98)	(94)	(113)	(102)
Proceeds from (cost of) interest rate swaps	1,107	832	(112)	(869)	(979)
Total derivative income (loss)	1,056	899	(133)	(982)	(1,081)
Other income	-	-	26	114	23
Total operating revenues	36,996	38,019	35,696	35,003	35,766

Benefits and expenses:
Interest sensitive and index product benefits	24,613	24,563	23,287	23,051	23,904
Underwriting, acquisition and insurance expenses:
Amortization of deferred policy acquisition costs	3,179	2,111	2,482	2,142	3,624
Amortization of value of insurance in force acquired	343	311	534	74	292
Other underwriting expenses	2,196	2,262	2,151	2,122	2,081
Total underwriting, acquisition and insurance expenses	5,718	4,684	5,167	4,338	5,997
Total benefits and expenses	30,331	29,247	28,454	27,389	29,901
Pre-tax operating income	$6,665	$8,772	$7,242	$7,614	$5,865

Balance sheet data, securities at cost:

Assets:
Investments	$2,334,881	$2,315,044	$2,350,332	$2,364,870	$2,417,666
Deferred policy acquisition costs	79,556	80,685	84,023	87,211	88,865
Value of insurance in force acquired	13,257	12,949	12,509	12,761	12,265
Other assets	44,747	51,155	50,485	67,063	64,513
Total assets	$2,472,441	$2,459,833	$2,497,349	$2,531,905	$2,583,309

Liabilities and equity:
Liabilities:
Interest sensitive and index product reserves	$1,824,221	$1,825,325	$1,842,844	$1,887,174	$1,943,188
Other insurance reserves	395,144	392,326	394,576	389,471	387,176
Other liabilities	21,260	15,362	36,711	27,407	24,514
Total liabilities	2,240,625	2,233,013	2,274,131	2,304,052	2,354,878
Allocated equity	231,816	226,820	223,218	227,853	228,431
Total liabilities and equity	$2,472,441	$2,459,833	$2,497,349	$2,531,905	$2,583,309

Other data:
Number of direct contracts	51,769	51,311	50,926	50,912	51,258

Statutory portfolio yield net of assumed defaults	6.12%	6.05%	5.75%	5.76%	5.83%
Credited rate	4.43%	4.35%	4.14%	4.13%	4.12%
Spread on direct fixed annuities at end of quarter	1.69%	1.70%	1.61%	1.63%	1.71%

Interest sensitive and index product reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$1,436,517	$1,439,049	$1,442,520	$1,457,812	$1,499,540

Deposits	23,978	24,045	43,164	61,848	68,871
Withdrawals, surrenders and death benefits	(22,702)	(22,659)	(24,090)	(20,481)	(18,710)
Net flows	1,276	1,386	19,074	41,367	50,161

Policyholder interest/index credits	15,423	15,382	14,897	14,701	15,221
Annuitizations and other	(14,167)	(13,297)	(18,679)	(14,340)	(10,672)
Balance, end of period	1,439,049	1,442,520	1,457,812	1,499,540	1,554,250
Other interest sensitive reserves	385,172	382,805	385,032	387,634	388,938
Total interest sensitive and index product reserves	$1,824,221	$1,825,325	$1,842,844	$1,887,174	$1,943,188

FBL Financial Group, Inc. Statements of Pre-tax Operating Income Traditional Annuity - Independent Distribution Segment

	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008
Pre-tax Operating Income	(Dollars in thousands)

Operating revenues:
Interest sensitive and index product charges	$5,133	$6,399	$5,309	$7,621	$8,754
Net investment income	78,337	86,230	90,766	94,605	103,273
Derivative income (loss):
Proceeds from option settlements	55,258	38,717	14,341	11,734	8,903
Cost of money for call options	(28,057)	(30,679)	(32,134)	(32,907)	(32,432)
Total derivative income (loss)	27,201	8,038	(17,793)	(21,173)	(23,529)
Total operating revenues	110,671	100,667	78,282	81,053	88,498

Benefits and expenses:
Interest sensitive and index product benefits:
Interest sensitive product benefits	19,171	23,222	25,430	26,681	32,889
Index product benefits:
Interest credited	12,116	12,034	13,579	17,199	17,479
Index credits	53,428	39,465	14,525	10,774	8,154
Total index product benefits	65,544	51,499	28,104	27,973	25,633
Total interest sensitive and index product benefits	84,715	74,721	53,534	54,654	58,522
Underwriting, acquisition and insurance expenses:
Amortization of deferred policy acquisition costs	12,191	13,339	13,011	13,745	15,695
Other underwriting expenses	2,986	3,145	3,942	3,760	3,742
Total underwriting, acquisition and insurance expenses	15,177	16,484	16,953	17,505	19,437
Total benefits and expenses	99,892	91,205	70,487	72,159	77,959
Pre-tax operating income	$10,779	$9,462	$7,795	$8,894	$10,539

Balance sheet data, securities at cost:

Assets:
Investments	$5,841,363	$6,249,207	$6,393,489	$6,817,989	$7,187,159
Deferred policy acquisition costs	433,409	468,529	478,708	492,540	501,711
Deferred sales inducements	261,522	286,849	292,491	294,148	293,524
Other assets	153,391	142,582	167,015	188,946	155,091
Total assets	$6,689,685	$7,147,167	$7,331,703	$7,793,623	$8,137,485

Liabilities and equity:
Liabilities:
Interest sensitive and index product reserves - direct	$4,506,311	$4,994,736	$5,172,016	$5,602,285	$5,961,338
Interest sensitive and index product reserves - assumed	1,825,551	1,766,735	1,719,151	1,678,348	1,628,748
Other insurance reserves	48,829	64,242	89,362	113,368	138,950
Other liabilities	23,292	21,034	36,972	58,575	29,379
Total liabilities	6,403,983	6,846,747	7,017,501	7,452,576	7,758,415
Allocated equity	285,702	300,420	314,202	341,047	379,070
Total liabilities and equity	$6,689,685	$7,147,167	$7,331,703	$7,793,623	$8,137,485

Other data:
Number of direct contracts	66,957	73,980	78,241	86,470	92,966

Fixed rate annuitites:
Statutory portfolio yield net of assumed defaults	5.80%	5.80%	5.83%	5.85%	5.89%
Credited rate	4.83%	4.86%	4.85%	4.86%	4.88%
Spread on direct fixed rate annuities at end of quarter	0.97%	0.94%	0.98%	0.99%	1.01%

Index annutities:
Statutory portfolio yield net of assumed defaults	5.71%	5.74%	5.77%	5.81%	5.83%
Credited rate/option cost	3.51%	3.57%	3.56%	3.53%	3.46%
Spread on direct index annuities at end of quarter	2.20%	2.17%	2.21%	2.28%	2.37%

Interest sensitive and index product reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$5,856,937	$6,330,502	$6,759,976	$6,889,613	$7,279,099

Deposits	474,385	485,878	303,676	512,448	467,069
Withdrawals, surrenders and death benefits	(109,068)	(130,841)	(134,517)	(151,351)	(181,175)
Net flows	365,317	355,037	169,159	361,097	285,894

Policyholder interest/index credits	98,090	86,470	63,945	58,804	61,130
Derivative value change and other	10,158	(12,033)	(103,467)	(30,415)	(37,574)
Balance, end of period	6,330,502	6,759,976	6,889,613	7,279,099	7,588,549
Other interest sensitive reserves	1,360	1,495	1,554	1,534	1,537
Total interest sensitive and index product reserves	$6,331,862	$6,761,471	$6,891,167	$7,280,633	$7,590,086

FBL Financial Group, Inc. Statements of Pre-tax Operating Income Traditional and Universal Life Insurance Segment

	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008
Pre-tax Operating Income	(Dollars in thousands, except face amounts in millions)

Operating revenues:
Interest sensitive product charges	$12,296	$11,457	$11,421	$11,781	$12,229
Traditional life insurance premiums	34,751	36,419	36,133	38,769	36,282
Net investment income	35,326	35,749	35,787	35,682	36,060
Other income	-	-	21	(14)	(19)
Total operating revenues	82,373	83,625	83,362	86,218	84,552

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	9,046	9,146	9,140	9,208	9,230
Death benefits	5,831	5,092	7,245	8,106	7,955
Total interest sensitive product benefits	14,877	14,238	16,385	17,314	17,185
Traditional life insurance benefits:
Death benefits	12,883	12,582	18,433	12,510	14,747
Surrender and other benefits	8,712	8,550	8,819	10,092	8,606
Total traditional life insurance benefits	21,595	21,132	27,252	22,602	23,353
Increase in traditional life future policy benefits	8,840	9,613	11,390	11,037	11,084
Distributions to participating policyholders	4,866	5,306	5,270	5,023	4,813
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	2,676	2,461	2,579	2,461	2,520
Amortization of deferred policy acquisition costs	6,042	5,555	4,446	4,291	4,378
Amortization of value of insurance in force acquired	661	1,757	521	495	565
Other underwriting expenses	7,702	7,603	7,355	7,330	7,014
Total underwriting, acquisition and insurance expenses	17,081	17,376	14,901	14,577	14,477
Total benefits and expenses	67,259	67,665	75,198	70,553	70,912
Pre-tax operating income	$15,114	$15,960	$8,164	$15,665	$13,640

Balance sheet data, securities at cost:
Assets:
Investments	$2,225,049	$2,216,803	$2,228,639	$2,247,695	$2,254,593
Deferred policy acquisition costs	227,267	230,399	233,127	237,004	240,182
Deferred sales inducements	3,607	3,806	3,861	4,104	4,237
Value of insurance in force acquired	29,395	27,642	27,182	26,763	26,348
Other assets	61,655	66,256	78,837	82,331	87,204
Total assets	$2,546,973	$2,544,906	$2,571,646	$2,597,897	$2,612,564

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$766,769	$768,066	$768,141	$769,503	$770,527
Other insurance reserves	1,385,873	1,400,379	1,416,311	1,430,396	1,442,609
Other liabilities	88,892	66,566	65,445	62,681	66,038
Total liabilities	2,241,534	2,235,011	2,249,897	2,262,580	2,279,174
Allocated equity	305,439	309,895	321,749	335,317	333,390
Total liabilities and equity	$2,546,973	$2,544,906	$2,571,646	$2,597,897	$2,612,564

Other data:
Number of direct policies - traditional life	330,209	332,494	332,538	332,545	333,723
Number of direct policies - universal life	55,439	55,218	54,787	54,834	54,648
Direct face amounts - traditional life	$27,853	$28,551	$29,088	$29,519	$30,241
Direct face amounts - universal life	$4,675	$4,695	$4,684	$4,733	$4,753

Statutory portfolio yield net of assumed defaults	6.30%	6.32%	6.30%	6.34%	6.34%
Credited rate	4.39%	4.40%	4.40%	4.40%	4.41%
Spread on direct universal life at end of quarter	1.91%	1.92%	1.90%	1.94%	1.93%

Interest sensitive reserve activity:
Balance, beginning of period	$767,304	$766,769	$768,066	$768,141	$769,503

Deposits	13,476	14,079	13,395	14,140	13,606
Withdrawals and surrenders	(7,814)	(7,539)	(7,439)	(8,066)	(7,214)
Net flows	5,662	6,540	5,956	6,074	6,392

Policyholder interest credited	8,043	8,604	8,286	8,406	8,373
Policy charges	(11,120)	(11,328)	(11,263)	(11,560)	(11,790)
Benefits and other	(3,120)	(2,519)	(2,904)	(1,558)	(1,951)
Balance, end of period	$766,769	$768,066	$768,141	$769,503	$770,527

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (Loss)
Variable Segment

	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008
Pre-tax Operating Income (Loss)	(Dollars in thousands, except face amounts in millions)

Operating revenues:
Interest sensitive product charges:
Variable universal life product charges	$9,200	$9,936	$9,913	$9,924	$9,550
Variable annuity product charges	2,224	2,441	2,298	2,366	2,185
Total interest sensitive product charges	11,424	12,377	12,211	12,290	11,735
Net investment income	3,330	3,352	3,341	3,638	3,565
Other income	573	201	383	633	486
Total operating revenues	15,327	15,930	15,935	16,561	15,786

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	1,943	2,003	2,217	1,810	2,048
Death benefits	2,280	2,539	3,724	3,937	4,795
Total interest sensitive product benefits	4,223	4,542	5,941	5,747	6,843
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	779	852	822	790	760
Amortization of deferred policy acquisition costs	615	3,020	2,497	2,627	3,009
Other underwriting expenses	5,140	5,238	5,304	5,543	5,508
Total underwriting, acquisition and insurance expenses	6,534	9,110	8,623	8,960	9,277
Other expenses	189	176	203	174	176
Total benefits and expenses	10,946	13,828	14,767	14,881	16,296
Pre-tax operating income (loss)	$4,381	$2,102	$1,168	$1,680	$(510)

Balance sheet data, securities at cost:
Assets:
Investments	$216,939	$215,176	$224,408	$242,537	$221,131
Deferred policy acquisition costs	154,059	156,055	156,980	157,825	157,849
Deferred sales inducements	2,208	2,369	2,379	2,449	2,449
Other assets	14,032	11,539	15,909	10,329	15,454
Separate account assets	865,557	862,738	802,225	794,846	718,501
Total assets	$1,252,795	$1,247,877	$1,201,901	$1,207,986	$1,115,384

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$201,586	$202,211	$204,965	$208,607	$216,715
Other insurance reserves	26,934	26,985	28,596	28,964	32,623
Other liabilities	46,226	39,290	38,249	70,265	33,221
Separate account liabilities	865,557	862,738	802,225	794,846	718,501
Total liabilities	1,140,303	1,131,224	1,074,035	1,102,682	1,001,060
Allocated equity	112,492	116,653	127,866	105,304	114,324
Total liabilities and equity	$1,252,795	$1,247,877	$1,201,901	$1,207,986	$1,115,384

Rollforward of separate account balances:
Beginning separate account balance	$838,190	$865,557	$862,738	$802,225	$794,846
Net premiums	29,257	35,594	27,019	28,398	15,721
Net investment gain (loss)	21,709	(14,608)	(61,229)	(8,707)	(67,251)
Charges, benefits and surrenders	(23,599)	(23,805)	(26,303)	(27,070)	(24,815)
Ending separate account balance	$865,557	$862,738	$802,225	$794,846	$718,501

Separate account balance:
Balance per financial statements	$865,557	$862,738	$802,225	$794,846	$718,501
Less: alliance partners' share	(23,205)	(22,301)	(20,932)	(19,934)	(17,635)
Add: alliance partner separate account assets on business assumed	77,110	79,150	79,212	76,143	67,685
	$919,462	$919,587	$860,505	$851,055	$768,551

Other data:
Number of direct contracts - variable annuity	21,009	21,041	21,025	21,072	20,856
Number of direct policies - variable universal life	63,562	63,378	62,858	62,381	61,861
Direct face amounts - variable universal life	$7,779	$7,846	$7,804	$7,797	$7,756

FBL Financial Group, Inc.
Statements of Pre-tax Operating Loss
Corporate and Other Segment

	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008
Pre-tax Operating Loss	(Dollars in thousands)

Operating revenues:
Net investment income	$4,359	$4,279	$3,062	$2,578	$2,356
Other income	5,940	6,283	5,435	6,222	6,055
Total operating revenues	10,299	10,562	8,497	8,800	8,411

Benefits and expenses:
Other underwriting and insurance expenses	1,257	997	617	655	583
Interest expense	4,437	4,430	4,451	4,448	4,464
Other expenses	5,486	6,213	5,752	5,963	5,409
Total benefits and expenses	11,180	11,640	10,820	11,066	10,456
	(881)	(1,078)	(2,323)	(2,266)	(2,045)
Minority interest in loss of subsidiaries	2	52	9	7	15
Equity income, before tax	828	666	180	(245)	132
Pre-tax operating loss	$(51)	$(360)	$(2,134)	$(2,504)	$(1,898)

Balance sheet data, securities at cost:
Assets:
Investments	$260,628	$280,864	$188,101	$153,796	$146,690
Securities and indebtedness of related parties	19,511	19,954	20,040	19,602	19,108
Other assets	377,199	426,436	451,908	317,675	315,941
Total assets	$657,338	$727,254	$660,049	$491,073	$481,739

Liabilities and equity:
Liabilities:
Insurance reserves	$68,330	$68,360	$68,710	$66,874	$66,283
Debt	316,912	316,930	316,949	316,967	350,986
Other liabilities	279,425	356,423	316,923	191,243	186,532
Total liabilities	664,667	741,713	702,582	575,084	603,801
Minority interest in subsidiaries	143	91	129	130	122
Equity	(7,472)	(14,550)	(42,662)	(84,141)	(122,184)
Total liabilities and equity	$657,338	$727,254	$660,049	$491,073	$481,739

FBL Financial Group, Inc.
Deferred Policy Acquisition Costs by Segment

	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008
	(Dollars in thousands)
Traditional Annuity - Exclusive Distribution
Deferred policy acquisition costs - beginning of period	$78,932	$79,556	$80,685	$84,023	$87,211
Capitalization:
Commissions	1,791	1,844	2,774	2,798	2,532
Expenses	559	303	720	657	786
Total capitalization	2,350	2,147	3,494	3,455	3,318
Amortization - operating basis, before impact of unlocking	(1,953)	(2,111)	(2,482)	(2,142)	(3,026)
Amortization - unlocking, operating basis	(1,226)	-	-	-	(598)
Amortization - realized gains/losses on investments and
unrealized gains/losses on derivatives	1,453	1,093	2,326	1,875	1,960
Deferred policy acquisition costs - end of period	$79,556	$80,685	$84,023	$87,211	$88,865

Traditional Annuity - Independent Distribution
Deferred policy acquisition costs - beginning of period	$404,756	$433,409	$468,529	$478,708	$492,540
Capitalization:
Commissions	30,087	31,001	24,478	29,263	26,412
Expenses	2,216	2,176	1,931	2,165	2,043
Total capitalization	32,303	33,177	26,409	31,428	28,455
Amortization - operating basis, before impact of unlocking	(12,191)	(13,339)	(13,011)	(14,453)	(15,695)
Amortization - unlocking, operating basis	-	-	-	708	-
Amortization - realized gains/losses on investments and
unrealized gains/losses on derivatives	8,541	15,282	(3,219)	(3,851)	(3,589)
Deferred policy acquisition costs - end of period	$433,409	$468,529	$478,708	$492,540	$501,711

Traditional & Universal Life Insurance
Deferred policy acquisition costs - beginning of period	$226,659	$227,267	$230,399	$233,127	$237,004
Capitalization:
Commissions	3,084	4,828	2,960	4,017	3,536
Expenses	3,573	3,850	3,818	3,722	3,531
Total capitalization	6,657	8,678	6,778	7,739	7,067
Amortization - operating basis, before impact of unlocking	(4,438)	(5,555)	(4,446)	(4,464)	(3,850)
Amortization - unlocking, operating basis	(1,604)	-	-	173	(528)
Amortization - realized gains/losses on investments	(7)	9	396	429	489
Deferred policy acquisition costs - end of period	$227,267	$230,399	$233,127	$237,004	$240,182

Variable
Deferred policy acquisition costs - beginning of period	$151,076	$154,059	$156,055	$156,980	$157,825
Capitalization:
Commissions	2,857	3,765	2,618	2,528	1,920
Expenses	1,156	969	893	755	825
Total capitalization	4,013	4,734	3,511	3,283	2,745
Amortization - operating basis, before impact of unlocking	(1,590)	(4,277)	(2,497)	(2,925)	(4,954)
Amortization - unlocking, operating basis	975	1,257		298	1,945
Amortization - realized gains/losses on investments and
unrealized gains/losses on derivatives	(415)	282	(89)	189	288
Deferred policy acquisition costs - end of period	$154,059	$156,055	$156,980	$157,825	$157,849

Total
Deferred policy acquisition costs - beginning of period	$861,423	$894,291	$935,668	$952,838	$974,580
Capitalization:
Commissions	37,819	41,438	32,830	38,606	34,400
Expenses	7,504	7,298	7,362	7,299	7,185
Total capitalization	45,323	48,736	40,192	45,905	41,585
Amortization - operating basis, before impact of unlocking	(20,172)	(25,282)	(22,436)	(23,984)	(27,525)
Amortization - unlocking, operating basis	(1,855)	1,257	-	1,179	819
Amortization - realized gains/losses on investments and
unrealized gains/losses on derivatives	9,572	16,666	(586)	(1,358)	(852)
Deferred policy acquisition costs - end of period	894,291	935,668	952,838	974,580	988,607
Impact of unrealized gains/losses on investments	49,872	55,487	136,506	186,953	279,825
Deferred policy acquisition costs	$944,163	$991,155	$1,089,344	$1,161,533	$1,268,432

FBL Financial Group, Inc.
Collected Premiums

	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008
	(Dollars in thousands)
Traditional Annuity - Exclusive Distribution
First year - individual	$17,052	$14,966	$25,530	$40,234	$55,649
Renewal - individual	8,282	9,335	18,115	22,203	14,603
Group	2,514	2,621	1,703	1,988	3,415
Total Traditional Annuity - Exclusive Distribution	27,848	26,922	45,348	64,425	73,667

Traditional Annuity - Independent Distribution
Fixed rate annuities	275,866	283,563	120,928	378,209	348,886
Index annuities	213,254	221,033	205,758	159,998	147,229
Total direct	489,120	504,596	326,686	538,207	496,115
Reinsurance assumed	663	458	882	892	397
Total Traditional Annuity - Independent Distribution,
net of reinsurance	489,783	505,054	327,568	539,099	496,512

Traditional and Universal Life Insurance
Universal life:
First year	1,286	2,045	1,361	1,628	1,879
Renewal	9,178	9,920	9,919	10,271	9,167
Total	10,464	11,965	11,280	11,899	11,046
Participating whole life:
First year	3,660	3,271	2,848	2,860	3,024
Renewal	21,695	22,656	23,135	24,967	22,330
Total	25,355	25,927	25,983	27,827	25,354
Term life and other:
First year	2,326	2,503	2,595	2,365	2,680
Renewal	11,027	11,411	12,038	12,015	12,464
Total	13,353	13,914	14,633	14,380	15,144
Total Traditional and Universal Life Insurance - Exclusive Distribution	49,172	51,806	51,896	54,106	51,544
Reinsurance assumed	2,911	2,905	2,735	2,790	2,692
Reinsurance ceded	(4,157)	(4,844)	(4,637)	(5,025)	(4,457)
Total Traditional and Universal Life Insurance, net of reinsurance	47,926	49,867	49,994	51,871	49,779

Variable
Variable annuities:
Exclusive distribution:
First year	13,923	19,254	13,217	12,394	9,340
Renewal	5,966	6,036	6,682	6,919	4,962
Total	19,889	25,290	19,899	19,313	14,302
Alliance channel:
First year (1)	7,493	7,480	6,385	4,398	3,046
Renewal (1)	1,121	1,078	1,435	1,524	737
Total	8,614	8,558	7,820	5,922	3,783
Total variable annuities	28,503	33,848	27,719	25,235	18,085
Variable universal life:
Exclusive distribution:
First year	904	2,039	1,756	1,118	1,200
Renewal	11,158	11,302	11,936	12,033	11,209
Total	12,062	13,341	13,692	13,151	12,409
Alliance channel:
First year (1)	236	152	122	96	115
Renewal (1)	510	529	541	578	514
Total	746	681	663	674	629
Total variable universal life	12,808	14,022	14,355	13,825	13,038
Total Variable	41,311	47,870	42,074	39,060	31,123
Reinsurance ceded	(202)	(160)	(153)	(187)	(180)
Total Variable, net of reinsurance	41,109	47,710	41,921	38,873	30,943

Corporate and Other
Accident and health premiums collected, net of
reinsurance	24	234	63	30	27
	$606,690	$629,787	$464,894	$694,298	$650,928

(1) Amounts are net of portion ceded to and include amounts assumed from alliance partners.

FBL Financial Group, Inc.
Other Information

	September 30,	December 31,	March 31,	June 30,	September 30,
	2007	2007	2008	2008	2008
	(Dollars in thousands, except per share data)
Capitalization:
Revolving line of credit agreement	$46,000	$46,000	$46,000	$46,000	$60,000
Senior notes, due 2014	75,365	75,353	75,341	75,329	75,317
Senior notes, due 2017	98,547	98,577	98,608	98,638	98,669
Trust preferred securities	97,000	97,000	97,000	97,000	97,000
Short-term note payable	-	-	-	-	20,000
Total debt	316,912	316,930	316,949	316,967	350,986

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCL	924,976	936,236	941,372	922,375	930,031
Total capitalization, excluding AOCL	1,244,888	1,256,166	1,261,321	1,242,342	1,284,017

Accumulated other comprehensive income loss	(30,658)	(36,345)	(137,996)	(186,765)	(377,151)
Total capitalization, including AOCL	$1,214,230	$1,219,821	$1,123,325	$1,055,577	$906,866

Common shares outstanding	29,986,157	30,019,728	30,162,058	30,163,927	30,173,593

Book Value per Share:
Excluding AOCL	$30.85	$31.19	$31.21	$30.58	$30.82
Including AOCL	29.82	29.98	26.64	24.39	18.32

Debt-to-Capital Ratio:
Excluding AOCL	25.5%	25.2%	25.1%	25.5%	27.3%
Including AOCL	26.1	26.0	28.2	30.0	38.7

Debt-to-Capital Ratio with 100% Credit for Trust
Preferred Securities:
Excluding AOCL	17.7%	17.5%	17.4%	17.7%	19.8%
Including AOCL	18.1	18.0	19.6	20.8	28.0

Class A Common Ownership:
Iowa Farm Bureau Federation	51.0%	51.0%	50.7%	50.7%	53.1%
Other Farm Bureau entities	9.0	9.0	8.9	8.7	8.7
Public	40.0	40.0	40.4	40.6	38.2
	100.0%	100.0%	100.0%	100.0%	100.0%

Quality of Fixed Income Securities:
(AAA, AA, A)	63.4%	63.6%	62.0%	61.7%	61.7%
(BBB)	32.5	32.6	34.1	34.4	34.6
(BB)	3.1	2.7	2.8	2.7	2.6
(<BB)	1.0	1.1	1.1	1.2	1.1

Investment by Type:
Fixed maturities	61.3%	61.4%	62.0%	62.1%	61.7%
Residential mortgage-backed	17.0	16.7	16.1	15.9	16.0
Commercial mortgage-backed	4.3	5.1	5.9	6.5	6.5
Asset-backed	2.6	2.3	1.8	1.5	1.4
Mortgage loans	10.8	11.0	11.2	11.3	11.7
Equity securities	0.3	0.2	0.2	0.1	0.1
Other	3.7	3.3	2.8	2.6	2.6

Agent Strength Totals:
Farm Bureau Life channel:
8-state Farm Bureau Mutual channel	1,234	1,188	1,192	1,193	1,192
7 Life-only states	790	779	763	775	789
Total Farm Bureau Life channel	2,024	1,967	1,955	1,968	1,981

Percentage registered representatives:
Farm Bureau Life channel	88.3%	88.3%	88.6%	86.9%	86.4%

EquiTrust Life channel:
Independent Agents	18,902	19,781	20,726	22,361	23,651